Summary Prospectus
AZL® S&P 500 Index Fund, Class 1 and Class 2
May 1, 2026
AZL® S&P 500 Index Fund, Class 1 and Class 2
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to contact.us@allianzlife.com. The Fund’s Prospectus and SAI, both dated May 1, 2026, as supplemented, are incorporated by reference into this Summary Prospectus.
 Investment Objective
The Fund seeks to match the total return of the Standard & Poor’s 500 Index (“S&P 500®”).
 Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.17%	0.17%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.25%	0.50%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$26	$80	$141	$318
Class 2	$51	$160	$280	$628
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
 Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Subadviser (as defined below) normally invests in all 500 stocks in the S&P 500® (also referred to herein as the "Index") in proportion to their weighting in the index.

The Allianz Variable Insurance Products Trust

Summary Prospectus
AZL® S&P 500 Index Fund, Class 1 and Class 2
The Subadviser attempts to have a correlation between the Fund’s performance and that of the S&P 500® of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.
The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P® adjusts each company’s stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones.
In seeking to match the performance of the index, the Subadviser uses a passive management approach and generally purchases all of the stocks comprising the benchmark index. However, in certain circumstances the Subadviser may find it advantageous to purchase a representative sample of the stocks comprising the index. The Subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in the securities of or in a statistically selected sampling of the securities of companies included in the S&P 500® or in derivative instruments linked to that Index.
Diversification Policy. The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably. The value of a security or other asset may fluctuate significantly due to factors such as changes in general market conditions, including economic, political, and financial conditions, widespread disease or other public health issues, war, military conflict, acts of terrorism, adverse investor sentiment, or instability or other disruptive events in the local, regional or global markets. Certain changes in the U.S. economy, such as a decrease in imports or exports, changes in trade regulations, inflation and/or economic recession, may have an adverse effect on the value of the Fund’s securities.
Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security. Further, the value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Index Fund Risk – The  Fund does not attempt to manage market volatility or reduce the effects of poor performance. In addition, factors such as fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of fund shares may affect the correlation between the performance of the index and the fund’s performance.
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

The Allianz Variable Insurance Products Trust

Summary Prospectus
AZL® S&P 500 Index Fund, Class 1 and Class 2
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them. Price movements are also influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary, and exchange control programs and policies of governments, and national and international political and economic events and policies. The cost of futures may also be related, in part, to the degree of volatility of the underlying indices, securities, currencies, or other assets. Accordingly, futures on highly volatile indices, securities, currency, or other assets may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.
Information Technology Sector Risk – Information technology companies may have limited product lines, markets, financial resources or personnel. Information technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Non-Diversification Risk – To the extent the Fund becomes non-diversified, the Fund may invest a larger percentage of its assets in securities issued by or representing a small number of issuers than can a diversified fund. As a result, the Fund's shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers, which may negatively impact the Fund's performance.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table (Class 2)
Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2020)	20.40%
Lowest (Q1, 2020)	-19.90%

The Allianz Variable Insurance Products Trust

Summary Prospectus
AZL® S&P 500 Index Fund, Class 1 and Class 2
Average Annual Total Returns
	One Year Ended December 31, 2025	Five Years Ended December 31, 2025	Ten Years Ended December 31, 2025
AZL S&P 500 Index Fund (Class 1)	17.60%	14.15%	14.54%
AZL S&P 500 Index Fund (Class 2)	17.33%	13.87%	14.25%
S&P 500® Index*	17.88%	14.42%	14.82%
*
Reflects no deduction for fees, expenses, or taxes.
 Management
Allianz Investment Management LLC (the "Manager") serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the Subadviser to the Fund.
The portfolio managers for the Fund are: Jennifer Hsui, CFA, Managing Director, since May 2018; Peter Sietsema, Director, since January 2022; Matt Waldron, Managing Director, since June 2025; and Steven White, Director, since June 2025.
 Tax Information
Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (each, a “Contract” and collectively, the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.
 Financial Intermediary Compensation
Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.

The Allianz Variable Insurance Products Trust